UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): July 14, 2005

MEDCATH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)

(704) 708-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Ruth G. Shaw has informed MedCath Corporation (the “Company”) that effective September 30, 2005, she will resign her position as a member of the Company’s Board of Directors due to the time constraints imposed by other business responsibilities. Ms. Shaw has been a director since January 2003. She currently serves as the president and chief executive officer of Duke Power Company, one of the principal subsidiaries of Duke Energy Corporation, and she was recently appointed to the board of directors of Dow Chemical.

The Board of Directors intends to identify and pursue candidates to fill the vacancy left by Ms. Shaw’s departure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Date: July 18, 2005	By:	/s/James E. Harris

James E. Harris Executive Vice President and Chief Financial Officer